Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet at December 31, 2010 gives effect to the acquisition of DBCH as if the acquisition had occurred on December 31, 2010.  The unaudited pro forma condensed combined statement of income for the year ended December 31, 2010 gives effect to the acquisition of DBCH as if the acquisition had occurred on January 1, 2010.

The unaudited pro forma financial information has been prepared by our management and is based on our historical financial statements and the assumptions and adjustments described herein and in the notes to the unaudited pro forma financial information below. The presentation of the unaudited pro forma financial information is prepared in conformity with Article 11 of Regulation S-X.

The historical financial information of the Company for the year ended December 31, 2010 has been derived from the audited consolidated financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  The historical financial information of DBCH (Target) for the year ended December 31, 2010 has been derived from the audited consolidated financial statements of DBCH and the accompanying notes, of which the audited consolidated financial statements of DBCH are included as Exhibit 99.1 in this current report on Form 8-K/A.

We based the pro forma adjustments on available information and on assumptions that we believe are reasonable under the circumstances.  The unaudited pro forma financial information is presented for informational purposes and is based on management’s estimates. The unaudited pro forma condensed combined statement of income for the year ended December 31, 2010 does not purport to represent what our results of operations actually would have been if the transactions set forth above had occurred on the dates indicated or what our results of operations will be for future periods.

The foregoing financial information should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the quarter ended March 31, 2011 report on Form 10-Q.

INTERNATIONAL SHIPHOLDING CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
(All Amounts in Thousands Except Share Data)

					Subsidiary		Pro Forma		Pro Forma
	Acquirer	1	Target		Transfers	2	Adjustments		Combined
Revenues	$ 290,049		$ 25,315		$ (12,658)		$ -		$ 302,707

Operating Expenses:
Voyage Expenses	209,347		4,382		(2,191)		2,576	4	214,114
Vessel Depreciation	17,929		2,543		(1,272)		805	4	20,006
Impairment Loss	25,430		-		-		-		25,430

Gross Voyage Profit	37,343		18,390		(9,195)		(3,381)		43,157

Administrative and General Expenses	21,202		548		(274)		-		21,476
Gain on Sale of Other Assets	(42)		-		-		-		(42)

Operating Income (Loss)	16,183		17,842		(8,921)		(3,381)		21,723

Interest and Other:
Interest Expense	7,157		962		(481)		-		7,638
Derivative Loss	426		-		-		-		426
Gain on Sale of Investment	(213)		-		-		-		(213)
Other Income from Vessel Financing	(2,335)		-		-		-		(2,335)
Investment Income	(1,778)		(24)		12		-		(1,790)
Foreign Exchange Loss	8,196		-		-		-		8,196
	11,453		938		(469)		-		11,922
					-		-		-

Income Before (Benefit) Provision for Income Taxes and
Equity in Net Income of Unconsolidated Entities	4,730		16,904		(8,452)		(3,381)		9,801

(Benefit) Provision for Income Taxes:
Current	692		-		-		-		692
Deferred	(1,982)		-		-		-		(1,982)
	(1,290)		-		-		-		(1,290)

Equity in Net Income of Unconsolidated
Entities (Net of Applicable Taxes)	9,282		-		-		(10,791)	3	(1,509)

Income from Continuing Operations	15,302		16,904		(8,452)		(14,172)		9,582

Income from Discontinued Operations
Income from Discontinued Operations	-		2,179	5	(1,090)		-		1,090
Gain on Sale of Vessel	-		2,498		(1,249)		-		1,249
Net Income from Discontinued Operations	-		4,677		(2,339)		-		2,339

Net Income	$ 15,302		$ 21,581		$ (10,791)		$ (14,172)		$ 11,921

Basic and Diluted Earnings Per Common Share:

Continuing Operations	$ 2.14		$ -		$ -		$ -		$ 1.34
Discontinued Operations	-		-		-		-		0.33
Basic Earnings Per Common Share:	$ 2.14		$ -		$ -		$ -		$ 1.67

Continuing Operations	$ 2.12		$ -		$ -		$ -		$ 1.33
Discontinued Operations	-		-		-		-		0.32
Diluted Earnings Per Common Share:	$ 2.12		$ -		$ -		$ -		$ 1.65

Weighted Average Shares of Common Stock Outstanding:
Basic	7,158,439		-		-		-		7,158,439
Diluted	7,231,178		-		-		-		7,231,178

Dividends Per Share	$ 1.625		$ -		-		-		$ 1.625

1 - Company Consolidated Statement of Income
2 - To remove 50% of Target not included in future operations due to subsequent transfer of subsidiaries
3 - To remove 2010 Equity in Net Income of 50% ownership of DBCH
4 - To record depreciation and amortization on vessels and intangible at step-up fair value
5 - Target is not subject to taxes

INTERNATIONAL SHIPHOLDING CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED
BALANCE SHEETS
December 31, 2010
(All Amounts in Thousands)

				Subsidiary		Pro Forma		Pro Forma
ASSETS	Acquirer	1	Target	Transfers	2	Adjustments		Combined

Current Assets:
Cash and Cash Equivalents	$24,158		$7,134	($3,567)		$ -		$27,725
Marketable Securities	11,527		-	-		-		11,527
Accounts Receivable, Net of Allowance for Doubtful Accounts
of $311
Traffic	6,364		834	(417)		-		6,781
Agents'	1,555		-	-		-		1,555
Other	8,555		-	-		-		8,555
Federal Income Taxes Receivable	242		-	-		-		242
Net Investment in Direct Financing Leases	5,596		-	-		-		5,596
Other Current Assets	2,513		189	(95)		2,576	3	5,183
Notes Receivable	4,248		-	-		-		4,248
Material and Supplies Inventory, at Lower of Cost or Market	3,774		261	(131)		-		3,904
Total Current Assets	68,532		8,418	($4,210)		2,576		$75,316

Investment in Unconsolidated Entities	27,261		-			(13,939)	4	13,322

Net Investment in Direct Financing Leases	50,102		-	-		-		50,102

Vessels, Property, and Other Equipment, at Cost:
Vessels	365,797		73,000	(36,500)		5,800	3	408,097
Leasehold Improvements	26,128		-	-		-		26,128
Construction in Progress	78,355		15,196	(7,598)		-		85,953
Furniture and Equipment	7,863		-	-		-		7,863
	478,143		88,196	(44,098)		5,800		528,041
Less - Accumulated Depreciation	(143,667)		(19,004)	9,502		9,502		(143,667)
	334,476		69,192	(34,596)		15,302		384,374

Other Assets:
Deferred Charges, Net of Accumulated Amortization	14,482		477	(238)		-		14,721
of $14,525
Intangible Assets, Net	-		-	-		2,576	3	2,576
Restricted Cash	-		9,088	(4,544)		-		4,544
Due from Related Parties	4,124		-	-		-		4,124
Notes Receivable	40,142		-	-		-		40,142
Other	5,004		-	-		-		5,004
	63,752		9,565	(4,782)		2,576		71,111

Total Assets	$544,123		$87,175	($43,588)		$6,515		$594,225

			Subsidiary	Pro Forma		Pro Forma
	Acquirer	Target	Transfers	Adjustments		Combined
LIABILITIES AND STOCKHOLDERS' INVESTMENT

Current Liabilities:
Current Maturities of Long-Term Debt	$21,324	$5,951	($2,976)	$ -		$24,299
Accounts Payable and Accrued Liabilities	32,114	1,210	(605)	1,500	5	34,219
Total Current Liabilities	53,438	7,161	(3,581)	1,500		58,518

Long-Term Debt, Less Current Maturities	200,241	52,996	(26,498)	-		226,739

Other Long-Term Liabilities:
Lease Incentive Obligation	7,022	-	-	-		7,022
Other	49,672	-	-	-		49,672
	56,694	-	-	-		56,694

Stockholders' Investment:
Common Stock, $1.00 Par Value, 10,000,000 Shares Authorized	8,564	-	-	-		8,564
and 7,075,659 Shares Issued at December 31, 2010
Additional Paid-In Capital	84,846	3,202	(1,601)	(1,601)	6	84,846
Retained Earnings	183,541	23,816	(11,908)	6,616	6	202,065
Treasury Stock, 1,388,066 at cost at December 31, 2010	(25,403)	-	-	-		(25,403)
Accumulated Other Comprehensive Loss	(17,798)	-	-	-		(17,798)
	233,750	27,018	(13,509)	5,015		252,274

Total Liabilities and Stockholders' Investment	$544,123	$87,175	($43,588)	$6,515		$594,225

1 - Company Consolidated Balance Sheet not including DBCH acquisition
2 - To remove 50% of Target not included in future operations due to subsequent transfer of subsidiaries
3 - To record vessels and intangible at step-up fair value
4 - To remove the Company's 50% ownership in DBCH
5 - To record payable for the difference in the value of the two capesize vessels
6 - To remove Target equity balances and reflect Pro forma results